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                                                                   Exhibit 10.9

                              ROHN INDUSTRIES, INC.
                             1999 STOCK OPTION PLAN
                         (AS AMENDED NOVEMBER 11, 1999)

         SECTION 1. PURPOSE. The purpose of the Rohn Industries, Inc. 1999 Stock Option Plan (this "Plan") is to benefit Rohn Industries, Inc. (the "Company") and its subsidiaries by offering certain present and future employees, including officers, a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries.

         SECTION 2. ADMINISTRATION.

         2.1 COMMITTEE. This Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee's interpretation and construction of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation adopted in connection therewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Section 422 of the Internal Revenue Code, as amended (the "Code") and the regulations thereunder.

         2.2 GRANTS TO SECTION 16 PERSONS. For so long as the Company's Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee may not grant options to an officer of the Company subject to Section 16 of the Exchange Act unless the grant is (i) approved in advance by the Committee in accordance with the provisions of Rule 16b-3(d)(1) under the Exchange Act (where the Committee is composed solely of two or more non-employee directors who satisfy the requirements of Rule 16b-3(b)(3) under the Exchange Act), (ii) approved in advance, or subsequently ratified by the stockholders in accordance with the provisions of Rule 16b-3(d)(2) under the Exchange Act or (iii) absent approval pursuant to clauses
(i) or (ii), no officer of the Company may sell shares received upon the exercise of an option during the six-month period immediately following the grant of such option.

         2.3 GRANTS TO SECTION 162(m) OFFICERS. The Board may not grant options to an officer subject to Section 162(m) of the Code unless the grant is approved by the Committee where the Committee is composed of at least two "outside directors" (as defined in the regulations promulgated under Section 162(m) of the Code).

         2.4 SECTION 16(b) COMPLIANCE AND BIFURCATION OF PLAN. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, the provision shall be deemed null and void, and the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in

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the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to limit the use of any provision of the Plan to participants who are executive officers or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

         SECTION 3. STOCK SUBJECT TO THIS PLAN. The stock subject to this Plan shall be the Company's common stock, par value $.01 per share (the "Common Stock"), authorized but unissued or held in the Company's treasury or subsequently acquired by the Company. Subject to adjustment as provided in
Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 2,500,000 shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, or be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, canceled or terminated options.

         SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to an individual who, at the time the option is granted, is an employee of the Company or any subsidiary. A nonqualified stock option may be granted to any employee of the Company or any subsidiary, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee."

         SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under this Plan shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

         5.1 NUMBER OF SHARES AND PRICE. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Committee, provided that the Committee shall act in good faith to establish an exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than 85% of the fair market value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% stockholders, the exercise price shall be as required by Section 6. In addition, in any five-year period, no individual may be granted options under the Plan to purchase more than 1,000,000 shares of Common Stock, subject to adjustment as set forth in Section 7.

         5.2 TERM AND MATURITY. Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than 10% stockholders, the

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term of each incentive stock option shall be as established by the Committee and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Committee and, if not so established, shall be 10 years from the date it is granted. To ensure that the Company or its subsidiaries will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived by resolution adopted by the Committee, be exercisable according to the following schedule:


          PERIOD OF OPTIONEE'S
          CONTINUOUS EMPLOYMENT
       WITH THE COMPANY OR RELATED
        CORPORATION FROM THE DATE                PORTION OF TOTAL OPTION
          THE OPTION IS GRANTED                    WHICH IS EXERCISABLE
       ---------------------------               -----------------------
            after 1 year                                 33-1/3%
            after 2 years                                66-2/3%
            after 3 years                                   100%


         5.3 EXERCISE. Subject to the vesting schedule described in Section 5.2 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of option rights hereunder and that only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

         5.4 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Committee in a particular case determines not to accept a personal check) for the Common Stock being purchased.

         The Committee can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Committee;

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                  (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; provided, that the Committee, in its sole discretion, may at any time determine that this subparagraph
         (b), to the extent the instructions to the broker call for an immediate sale of the shares, shall not be applicable to any Optionee whose employment with the Company has terminated prior to the time of exercise; or

                  (c) delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

         5.5 WITHHOLDING TAX REQUIREMENT. The Company or any subsidiary shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold such shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with
Section 16(b) of the Exchange Act.

         5.6 ASSIGNABILITY AND TRANSFERABILITY OF OPTION. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a property settlement in connection with a divorce proceeding, or (iii) as otherwise determined by the Committee by resolution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

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         5.7 TERMINATION OF EMPLOYMENT. If the Optionee's employment with the
Company or any subsidiary ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for an 18-month period (and in the case of incentive stock options, for a three-month period) that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the 18-month period (three-month period for incentive stock options) following such cessation as to all shares for which it has not theretofore been exercised, unless such provision is waived by resolution adopted by the Committee within 90 days of such cessation.

         If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or unauthorized disclosure of confidential information. If an Optionee's employment with the Company or any subsidiary is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

         If an Optionee's employment with the Company or any subsidiary ceases because of a total disability, the Optionee's option shall not terminate until the end of the 18-month period and, in the case of an incentive stock option, shall not cease to be treated as an incentive stock option until the end of the 12-month period, following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Committee.

         For purposes of this Section 5.7, a transfer of employment between or among the Company and/or any subsidiary shall not be deemed to constitute a cessation of employment with the Company or any subsidiary. For purposes of this
Section 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

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         5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she is employed by the Company or any subsidiary or within the 12-month period following cessation of such employment, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within 12 months after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

         5.9 STATUS OF SHAREHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

         5.10 CONTINUATION OF EMPLOYMENT. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a subsidiary, or to interfere in any way with the right of the Company or of any such subsidiary to terminate his or her employment with the Company at any time.

         5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Committee may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

         5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a subsidiary or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Code is amended or if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations, changing or

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eliminating such annual limit, in which case the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be.

         5.13 VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE

                  5.13.1 EXERCISE OF OPTIONS UNDER SECTIONS 5.4(a) AND (c). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value as determined by the Committee, provided that, if the Common Stock is traded in a public market, such valuation shall be the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the exercise notice under Section 5.4(c) hereof.

                  5.13.2 EXERCISE OF OPTION UNDER SECTION 5.4(b). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof shall equal (a) in the case of the sale of the Common Stock received as a result of the exercise by a broker on the date of receipt by the Company of the Optionee's exercise notice, the sales price received for such shares; and (b) in all other cases, the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Optionee's exercise notice.

         SECTION 6. GREATER THAN 10% STOCKHOLDERS.

         6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by a ruling or pronouncement of the Internal Revenue Service.

         6.2 ATTRIBUTION RULE. For purposes of Section 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include

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all stock owned by him which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

         SECTION 7. ADJUSTMENT.

         7.1 UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

         7.2 EFFECT OF CHANGE IN CONTROL.

                  7.2.1 Except as otherwise determined by the Committee at the time an option is granted, options outstanding on the date of a Change of Control and held by an Optionee who is an employee of the Company or any subsidiary on such date shall be immediately exercisable in full on or after such date during its term, without regard to any time of exercise established under Section 5 hereof. "Change in Control" shall mean the occurrence, at any time during the specified term of an option granted under the Plan, of any of the following events:

                           (i) The acquisition, by a person or group of persons
                  acting in concert, of a beneficial ownership interest in the Company, resulting in the total beneficial ownership of such persons or group of persons equaling or exceeding 50% of the outstanding Common Stock; provided, however, that no such person or group of persons shall be deemed to beneficially own
                  (i) any Common Stock acquired directly from the Company or
                  (ii) any Common Stock held by the Company or any subsidiary or any employee benefit plan (or any related trust) of the Company or its subsidiaries. The Change in Control shall be deemed to occur on the date the beneficial ownership of the acquiring person or group of persons first equals or exceeds 50% of the outstanding Common Stock.

                           (ii) A change, within any period of 24 months or
                  less, in the composition of the Board such that at the end of such period a majority of the directors who are then serving were not serving at the beginning of such period, unless at the end of such period the majority of the directors in office were nominated upon the recommendation of a majority of the Board at the beginning of such period. The Change in Control shall be deemed to occur on the date the last director necessary to result in a Change in Control takes office or resigns from office, as applicable.

                           (iii) Approval by shareholders of the Company of a
                  merger, consolidation or other reorganization having substantially the same effect,

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                  or the sale of all or substantially all the consolidated
                  assets of the Company in each case, with respect to which the persons or group of persons who were the respective beneficial owners of the Common Stock immediately prior to such event do not, following such event, beneficially own, directly or indirectly, more than 50% of the then outstanding voting securities of the Company resulting from such event or the Company purchasing or receiving assets pursuant to such event.

                  If more than one of the foregoing events shall occur, each such event shall constitute a separate Change in Control.

                  7.2.2 Except as otherwise determined by the Committee at the time an option is granted, notwithstanding any other provisions in the Plan, prior to the passage of one year from and after any Change in Control, each Optionee shall have the right to require the Company (or, if the Company is not the survivor of a merger, consolidation or reorganization with an acquiror, the acquiror) to purchase from him or her any or all unexercised options granted under this Plan at a purchase price equal to (i) the excess of the fair market value per share over the exercise price multiplied by (ii) the number of option shares specified by the Optionee for purchase in a written notice to the Company (or, if the Company is not the survivor of a merger, consolidation or reorganization with an acquiror, the acquiror), attention of the Secretary.

                  7.2.3 For purposes of Section 7.2.2 above, "fair market value per share" shall mean, (i) except in the case of a merger, consolidation or reorganization with an acquiror in which the Company is not the survivor (a "Termination Merger"), the higher of (A) the average of the highest sales price per share of the Company's Common Stock on the NASDAQ Stock Market (as reported in THE WALL STREET JOURNAL, Midwest Edition) (or, if the Company's Common Stock is not then traded on the NASDAQ Stock market, on the principal market where such Common Stock is actively traded) on each of the five trading days immediately preceding the date the Optionee so notifies the Company or
         (B) the average of the highest sales price per share of the Company's Common Stock on the NASDAQ Stock Market (as reported in THE WALL STREET JOURNAL, Midwest Edition) (or, if the Company's Common Stock is not then traded on the NASDAQ Stock Market, reported on the principal market where such Common Stock is actively traded) on each of the five trading days immediately preceding the date of the Change in Control, and (ii) in the case of a Termination Merger, the higher of (C) the fair market value of the consideration receivable per share by holders of Common Stock in such Termination Merger, which fair market value as to any securities included in such consideration shall be the average of the highest sales price per unit of such security on the NASDAQ Stock Market (as reported in THE WALL STREET JOURNAL, Midwest Edition) (or, if such security is not then traded on the NASDAQ Stock Market, reported on the principal market where such security is actively traded) on each of the five trading days immediately


                                       9
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         preceding the date of the Termination Merger and as to any such security not actively traded in any market and as to all other property included in such consideration, shall be the amount determined by the Committee in its discretion or (D) the amount determined pursuant to Clause (i)(B) of this Section 7.2.3. The amount payable to each Optionee by the Company or acquiror, as the case may be, shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

         7.3 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

         7.4 DETERMINATION OF COMMITTEE TO BE FINAL. All Section 7 adjustments shall be made by the Committee, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

         SECTION 8. SECURITIES REGULATION. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating

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that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionees as it may from time to time deem to be necessary or advisable. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

         Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or inter-dealer quotation system, shares shall not be issued with respect to an option granted this Plan unless, prior to issuance, such exchange or inter-dealer quotation system shall have authorized the listing of the shares thereon.

         SECTION 9. AMENDMENT AND TERMINATION.

         9.1 BOARD ACTION. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will:

                  (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

                  (b) permit the granting of stock options to a class of persons other than those currently permitted to receive stock options under this Plan; or

                  (c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

         9.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

         SECTION 10. EFFECTIVENESS OF THIS PLAN. This Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting at any time within 12 months before or after the adoption of this Plan. Options may be granted hereunder prior to such stockholder approval, but subject thereto.

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

         Adopted by the Board of Directors on April 9, 1999 and approved by the stockholders on May 18, 1999.

































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